                                                                    EXHIBIT 99.1
                        TERM SHEET DATED March 13, 2000

Note: The following is a preliminary Term Sheet. All terms and statements are subject to change.

                                 $[235,000,000]

--------------------------------------------------------------------------------
                      American Business Financial Services
--------------------------------------------------------------------------------

                   [GRAPHIC OMITTED]    AMERICAN BUSINESS
                                        FINANCIAL SERVICES INC.

--------------------------------------------------------------------------------
                        ABFS Mortgage Loan Trust 2000-1
                      Mortgage-Backed Notes, Series 2000-1
--------------------------------------------------------------------------------

                        [GRAPHIC OMITTED]  PRUDENTIAL
                                           SECURITIES


--------------------------------------------------------------------------------
The information provided herein is provided solely to you by Prudential Securities Incorporated ("PSI") as underwriter for the ABFS Mortgage Loan Trust 2000-1 transaction, and not by, or as agent for, American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or its officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. The Notes are offered by PSI when, as and if issued, subject to delivery by the Depositor and acceptance by PSI, to prior sale and to withdrawal, cancellation or modification of the offer without notice. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

Offered Notes

---------------------------------------------------
                         Class A-1    Class A-2
---------------------------------------------------
Amount:                $200,000,000   $35,000,000
Type:                   Fixed-Rate   Floating-Rate
Coupon:                   [TBD]%        [TBD]%
Approx. Price             [TBD]%        [TBD]%
Yield (%):                [TBD]%        [TBD]%
Spread (bps):              [TBD]         [TBD]
Avg Life (To Call):      3.164 yr      3.167 yr
Avg Life(To Mat):        3.440 yr      3.454 yr
1st Prin Pymt (To       04/15/2000    04/15/2000
Last Prin Pymt (To      12/15/2007    12/15/2007
Last Prin Pymt (To      10/15/2016    09/15/2015
Stated Mat:             07/15/2031    07/15/2031
Expected Settlement:    03/30/2000    03/30/2000
Payment Delay:            14 Days       0 Days
Interest Payment          30/360        Act/360
1st Interest Payment    04/15/2000    04/15/2000
Dated Date:             03/01/2000    03/30/2000
Cut-off Date (Close     02/29/2000    02/29/2000
Expected Ratings        Aaa/AAA/AAA   Aaa/AAA/AAA
Pricing Date:              [TBD]         [TBD]
Prepayment Speed:         25% HEP       25% HEP
Collateral Type:        Fixed-Rate    Fixed-Rate
SMMEA Eligibility:          NO            NO
Distribution:               DTC           DTC
---------------------------------------------------








THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


CLASS A-1 NOTES


Class A-1 Coupon Step-up:  Class A-1 is priced to call.  If the Servicer does not exercise the Cleanup Call, the Coupon on Class A-1 will increase by 50 basis points.



Cashflow Priority:         1)   Repayment of unreimbursed Servicer advances;
                           2)   Servicing fee;
                           3)   Trustee fee;
                           4)   Surety fee;
                           5)   Repayment of unreimbursed Surety payments;
                           6)   Accrued monthly interest for Class A-1
                                Noteholders;
                           7)   Monthly principal to the Class A-1 Noteholders
                                (as described below);
                           8)   Certain excess cashflow to build
                                overcollateralization ("O/C") for Class A-1
                                Notes;
                           9)   To make a payment for certain shortfalls
                                (excluding net mortgage loan interest
                                shortfalls) in payments on the Class A-2 Notes;
                          10)   To make a deposit to a reserve fund for the
                                Class A-2 Notes if it is then underfunded;
                          11)   To make a payment for net mortgage loan interest
                                shortfalls in payments on the Class A-1 Notes;
                          12)   To make a payment for net mortgage loan interest
                                shortfalls in payments on the Class A-2 Notes;
                          13)   Any remaining excess cashflow to the holders of
                                the Trust Certificates.

Class A-1 Note
Principal Paydown:        All principal collected from Pool A is paid to the
                          Class A-1 Noteholders.








THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

CLASS A-2 NOTES

Class A-2 Coupon Rate:    The Class A-2 Coupon Rate at each Payment Date will
                          be equal to the lesser of:
                          1)   One Month LIBOR + [TBD]% ("LIBOR Rate");
                          2)   Available Funds Cap (less [75 bps] carve out);
                          3)   Fixed Cap set at [13]%

Class A-2 Coupon Step-up: Class A-2 is priced to call. If the Servicer does not exercise the Cleanup Call, the LIBOR Rate on Class A-2 will equal One Month LIBOR + (2 x [TBD]%).

Limited Coverage of Interest
to Class A-2 by Note
Insurance Policy:         The Note Insurer will insure payment of Class A-2
                          interest only up to the Available Funds Cap.

                          The "Available Funds Cap" is a rate equal to the weighted average gross coupon rate on the Pool B Mortgage Loans for such Payment Date less the Expense Fee Rate and the Credit Spread Rate.

                          Expense Fee Rate = [0.69875]% forservicing fee, trustee fee and surety fee. Credit Spread Rate = [0.75]% to provide excess spread for building overcollateralization and for covering any losses which may occur.

LIBOR Interest
Carryforward:             If, on any Payment Date, the amount of interest
                          (calculated at the LIBOR Rate) due to Class A-2 is limited to the Available Funds Cap, it may be repaid as set forth below. The excess of (i) the amount of interest Class A-2 would be entitled to receive on such Payment Date at the then applicable LIBOR Rate over (ii) the amount of accrued interest for such Payment Date at the Available Funds Cap, together with the unpaid portion of any such excess from prior
                          Payment Dates (and interest accrued thereon at the then applicable LIBOR Rate) is referred to as the LIBOR Interest Carryforward. Any LIBOR Interest
                          Carryforward will be carried forward to the next
                          Payment Date until paid as set forth below. The LIBOR
                          Interest Carryforward will not be insured by the Ambac guarantee. If, on any Payment Date, the LIBOR Rate exceeds the Fixed Cap, the Class A-2 Noteholder will solely be entitled to interest calculated at the Fixed
                          Cap.







THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

Cashflow Priority:         1)   Repayment of unreimbursed Servicer advances;
                           2)   Servicing fee;
                           3)   Trustee fee;
                           4)   Surety fee;
                           5)   Repayment of unreimbursed Surety payments;
                           6)   Accrued monthly interest for Class A-2
                                Noteholder (limited to the Available Funds Cap);
                           7)   Monthly principal to the Class A-2 Noteholders
                                (as described below);
                           8)   Certain excess cashflow to build
                                overcollateralization ("O/C") for the Class A-2
                                Notes;
                           9)   To make a payment for certain shortfalls (except
                                net mortgage loan interest shortfalls) in payments on the Class A-1 Notes;
                          10)   To make a deposit to a reserve fund for the
                                Class A-1 Notes if it is then underfunded;
                          11)   To make a payment for net mortgage loan interest
                                shortfalls in payments on the Class A-2 Notes;
                          12)   To make a payment for net mortgage loan interest
                                shortfalls in payments on the Class A-1 Notes;
                          13)   To pay any outstanding LIBOR Interest
                                Carryforward; and 14) Any remaining excess cashflow to the holders of the Trust
                                Certificates.

Class A-2 Note
Principal Paydown:         All principal collected from Pool B is paid to the
                           Class A-2 Noteholders.





THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

SUMMARY OF TERMS

Title of Securities:       ABFS Mortgage Loan Trust 2000-1, Series 2000-1 Class
                           A-1and Class A-2 (the "Class A Notes").

Depositor:                 Prudential Securities Secured Financing Corporation.

Servicer:                  American Business Credit, Inc,;
                           Upland Mortgage and New Jersey Mortgage and
                           Investment Corp. will act as subservicers.

Originators:               American Business Credit, Inc., Home American d/b/a
Credit, Inc.               Upland Mortgage and New Jersey Mortgage and
                           Investment Corp. originated or purchased the Mortgage
                           Loans.

Trustee:                   The Chase Manhattan Bank.

Aggregate Note Balance:    $[235,000,000]

Securities Offered:        100% Ambac-guaranteed notes.

Offering:                  Public shelf offering -- a prospectus and prospectus
                           supplement will be distributed after pricing.

Pricing Date:              [TBD]

Investor Settlement Date:  03/30/2000

Form of Notes:             Book-Entry form, same-day funds through DTC,
                           Euroclear and Clearstream, Luxembourg.

Coupon:                    [TBD]% on Class A-1 Notes
                           One Month LIBOR + [TBD]% on Class A-2 Notes*

                           * Limited to Available Funds Cap and Fixed Cap as described on page 4

Prepayment Assumption:     25% HEP (2.5% CPR in month 1 with monthly incremental
                           increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:              The 15th day of each month (or, if any such date is
                           not a business day, the first business day thereafter) commencing in April 2000. The payment delay will be 14 days for the Class A-1 and 0 days for the Class A-2 Notes.

Class A-1 Interest         With respect to any Payment Date, interest on the
Accrual Period:            Class A-1 will accrue during the prior calendar month
                           and will be calculated based on a 360-day year consisting of twelve 30-day months.

Class A-2 Interest         With respect to the first Payment Date, interest will
Accrual Period:            accrue from the Settlement Date to but excluding the
                           Payment Date in April. In future periods, interest will accrue on the Class A-2 Notes from the preceding
                           Payment Date to but excluding the current Payment
                           Date.



THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

Optional Cleanup Call:     The Servicer may call:
                            1)  any class of Class A Notes (in whole but not in
                                part), on any Payment Date when the aggregate outstanding principal balance of the respective Note balance is less than or equal to 10% of its original principal balance; or
                            2) the Class A Notes (in whole but not in part) on any Payment Date when the aggregate outstanding principal balance of the Class A Notes is less than or equal to 10% of the aggregate original principal balance of the Class A Notes.

Credit Enhancement:         1)  100% wrap from Ambac
                            2)  Overcollateralization
                            3)  Excess monthly cashflow from Pool A and Pool B

Note Insurer:               Ambac Assurance Corporation ("Ambac").

                            Ambac's claims-paying ability is rated "Aaa" by Moody's Investors Service, "AAA" by Standard & Poor's Ratings Services and "AAA" by Duff & Phelps Credit Rating Co.

Note Insurance Policy:      The Note Insurance Policy will provide 100% coverage
                            of timely interest and ultimate principal payments due on the Class A Notes. The Note Insurance Policy does not insure the LIBOR Interest Carryforward amount.

Overcollateralization
and Reserve Account:        The credit enhancement provisions of the Trust are
                            intended to provide for the acceleration of the Class A Notes relative to the amortization of the related collateral (i.e., Pool A for the A-1 Notes and Pool B for the A-2 Notes), generally in the early years of the transaction. Accelerated amortization is achieved by applying excess interest collected on the related collateral to the payment of principal on the related group of Notes, resulting in the build up of overcollateralization
                            ("O/C"). By paying down the principal balance of the related group of Notes faster than the principal amortization of the related collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the related collateral pool over the principal balance of the related Notes is created. Beginning in the first payment date, 100% of the excess cashflow available from the related collateral will be directed to build O/C until the pool initially reaches its required O/C target. After each pool initially reaches its required O/C target, the acceleration feature will cease, unless it is once again necessary to maintain its required O/C level. If the required O/C level is not maintained, 100% of the excess cashflow will be applied to build O/C, as necessary, to maintain the required O/C level. If either Pool's O/C target is reached before the O/C target of the other Pool, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool.
                            After initially reaching its O/C target, if either
                            Pool's O/C target is maintained and the other Pool becomes deficient in its O/C requirement, 100% of the excess cashflow from the "satisfied" Pool will be directed to a reserve account to the extent of any deficiency in the O/C requirement for the "unsatisfied" Pool. If the sum of the O/C level of the "unsatisfied" Pool and the amount on deposit in the related Reserve Account exceeds the O/C target, such excess will be distributed to the related Trust
                            Certificateholder. Funds on deposit in the Reserve
                            Account will be used to pay shortfalls of current interest on or credit losses related to any Class of Notes, but only to the extent the O/C level on such Class has been reduced to zero.

Cross-Collateralization:    The pools are cross-collateralized to a limited
                            extent.


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

Overcollateralization
Levels for
Pool A & Pool B (Approx.):  Initial O/C based on original
                            collateral balance:                   [0.75%]
                            O/C Target based on original
                            collateral balance:                   [5.95%]
                            These O/C percentages are subject to step-downs beginning in month [37] if certain tests are met.

Collateral Information:     The collateral information presented herein is a
                            projection of the expected collateral pool. The actual collateral will be accumulated before the Settlement Date to reach Pool A's expected closing pool balance of $[136,170,212,77] and Pool B's expected closing pool balance of $[23,829,787.23].
                            The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.

Pool A Pre-funding Account: On the Settlement Date, an aggregate cash amount
                            (the "Pool A Pre-funded Amount"), which will equal approximately $[65,341,122.25] will be deposited in the Pool A Pre-funding Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool A Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [June 30, 2000], the Pool A Pre-funding Amount will remain in the Pool A Pre-funding Account. The Pool A Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool A Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Class A-1 Noteholders on the [July 17, 2000] Payment Date as a partial prepayment of principal on such Class of Notes.

Pool B Pre-funding Account: On the Settlement Date, an aggregate cash amount
                            (the "Pool B Pre-funded Amount"), which will equal approximately $[11,434,696.39] will be deposited in the Pool B Pre-funding Account. During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pool B Pre-funding Account is less than $100,000, (ii) the date on which any Servicer default occurs, or (iii) [June 30, 2000], the Pool B Pre-funding Amount will remain in the Pool B Pre-funding Account. The Pool B Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Indenture. Any Pool B Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Trust Certificateholders) will be distributed to the Class A-2 Noteholders on the [July 17, 2000] Payment Date as a partial prepayment of principal on such Class of Notes.

Servicing Fee:              50 basis points.

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

ERISA Considerations:       The Class A Notes will be ERISA eligible. Investors
                            should consult with their counsel with respect to the consequences under ERISA and the Internal
                            Revenue Code of a Plan's acquisition and ownership of such Notes.

Taxation:                   Class A Notes: Debt for tax. The Notes will be
                            issued by an Owner Trust.

Legal Investment:           None of the Class A Notes will be SMMEA-eligible.

Note Ratings:               Moody's:        "Aaa" for all Class A Notes.
                            S&P:            "AAA" for all Class A Notes.
                            Duff & Phelps:  "AAA" for all Class A Notes.

Prospectus:                 The Notes are being offered pursuant to a Prospectus
                            which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the initial collateral pool is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

Further Information:        Trading:    Greg Richter, Rob Karr or Jim Regan at
                                        (212) 778-2741,

                            Banking: Evan Mitnick at (212) 778-7469, Shelby Carvalho at (212) 778-4127 or Kenny Rosenberg at (212) 778-2440.

                            FSG: Howard Blecher at (212) 778-4429 or Jeff Park at (212) 778-2108.

Copies of Prospectus:       Please send an e-mail with client's name, address
                            and phone number to Kenny Rosenberg
                            at:KENNETH_C_ROSENBERG@PRUSEC.COM


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

Projected Available Funds Cap of Pool B

GROSS WAC - SERVICING, TRUSTEE & SURETY FEES [69.875] bps - [75] bps CARVE-OUT

(Using 30/360 Day Count)


 DATE  COUPON
----------------
04/00   9.902
05/00   9.898
06/00   9.891
07/00  11.975
08/00  11.976
09/00  11.976
10/00  11.976
11/00  11.976
12/00  11.976
01/01  11.977
02/01  11.977
03/01  11.977

04/01  11.977
05/01  11.977
06/01  11.977
07/01  11.978
08/01  11.978
09/01  11.978
10/01  11.978
11/01  11.978
12/01  11.979
01/02  11.979
02/02  11.979
03/02  11.979

04/02  11.979
05/02  11.980
06/02  11.980
07/02  11.980
08/02  11.980
09/02  11.981
10/02  11.981
11/02  11.981
12/02  11.981
01/03  11.981
02/03  11.982
03/03  11.982

04/03  11.982
05/03  11.982
06/03  11.983
07/03  11.983
08/03  11.983
09/03  11.983
10/03  11.984
11/03  11.984
12/03  11.984
01/04  11.984
02/04  11.985
03/04  11.985

04/04  11.985
05/04  11.986
06/04  11.986
07/04  11.986
08/04  11.986
09/04  11.987
10/04  11.987
11/04  11.987
12/04  11.988
01/05  11.988
02/05  11.988
03/05  11.989


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

CURRENT BALANCE: $200,000,000.00                              DATED DATE: 03/01/00
COUPON:  [TBD]%                             abfs001           FIRST PAYMENT: 04/15/00
FACTOR: 1.0000000000                                          TOTAL CLASSES: 2
ORIGINAL BALANCE: $200,000,000.00    BOND A1 BE-YIELD TABLE   YIELD TABLE DATE: 03/30/00
                                        PREPAYMENT SPEED
                                         ***TO CALL***


                   15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE            HEP         HEP         HEP         HEP         HEP

     99-24           7.90        7.90        7.90        7.89        7.89
     99-24+          7.90        7.89        7.89        7.89        7.88
     99-25           7.89        7.89        7.88        7.88        7.87
     99-25+          7.89        7.88        7.88        7.87        7.87
     99-26           7.89        7.88        7.87        7.87        7.86
     99-26+          7.88        7.87        7.87        7.86        7.85
     99-27           7.88        7.87        7.86        7.85        7.84
     99-27+          7.87        7.86        7.85        7.84        7.83

     99-28           7.87        7.86        7.85        7.84        7.83
     99-28+          7.86        7.85        7.84        7.83        7.82
     99-29           7.86        7.85        7.84        7.82        7.81
     99-29+          7.86        7.84        7.83        7.82        7.80
     99-30           7.85        7.84        7.82        7.81        7.79
     99-30+          7.85        7.83        7.82        7.80        7.79
     99-31           7.84        7.83        7.81        7.80        7.78
     99-31+          7.84        7.82        7.81        7.79        7.77

    100-00           7.83        7.82        7.80        7.78        7.76
    100-00+          7.83        7.81        7.79        7.77        7.75
    100-01           7.83        7.81        7.79        7.77        7.75
    100-01+          7.82        7.80        7.78        7.76        7.74
    100-02           7.82        7.80        7.77        7.75        7.73
    100-02+          7.81        7.79        7.77        7.75        7.72
    100-03           7.81        7.79        7.76        7.74        7.71
    100-03+          7.80        7.78        7.76        7.73        7.71

    100-04           7.80        7.78        7.75        7.72        7.70
    100-04+          7.80        7.77        7.74        7.72        7.69
    100-05           7.79        7.76        7.74        7.71        7.68
    100-05+          7.79        7.76        7.73        7.70        7.68
    100-06           7.78        7.75        7.73        7.70        7.67
    100-06+          7.78        7.75        7.72        7.69        7.66
    100-07           7.77        7.74        7.71        7.68        7.65
    100-07+          7.77        7.74        7.71        7.68        7.64

First Payment       0.042       0.042       0.042       0.042       0.042
Average Life        4.982       3.874       3.164       2.665       2.295
Last Payment       12.375       9.542       7.708       6.375       5.375
Mod.Dur. @ 100-00   3.630       2.999       2.552       2.215       1.950
Accrued Interest    0.628       0.628       0.628       0.628       0.628


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

CURRENT BALANCE: $35,000,000.00                       DATED DATE: 03/30/00
CURRENT COUPON:  [TBD]%               abfs001         FIRST PAYMENT: 04/15/00
FACTOR: 1.0000000000                                  TOTAL CLASSES: 2
ORIGINAL BALANCE: $35,000,000.00                      YIELD TABLE DATE: 03/30/00

                      BOND A2 DISCOUNT MARGIN ACT/360 TABLE
                        ASSUMED CONSTANT LIBOR-1M 5.9890
                                  ***TO CALL***


                   15.00%      20.00%      25.00%      30.00%      35.00%
     PRICE            HEP         HEP         HEP         HEP         HEP

     99-24          41.24       42.66       44.08       45.54       47.03
     99-24+         40.85       42.18       43.51       44.88       46.28
     99-25          40.46       41.70       42.94       44.22       45.53
     99-25+         40.07       41.22       42.38       43.56       44.77
     99-26          39.68       40.74       41.81       42.90       44.02
     99-26+         39.29       40.26       41.24       42.24       43.27
     99-27          38.90       39.78       40.67       41.58       42.52
     99-27+         38.51       39.30       40.10       40.92       41.76

     99-28          38.12       38.82       39.54       40.26       41.01
     99-28+         37.73       38.35       38.97       39.61       40.26
     99-29          37.34       37.87       38.40       38.95       39.51
     99-29+         36.95       37.39       37.83       38.29       38.76
     99-30          36.56       36.91       37.27       37.63       38.00
     99-30+         36.17       36.43       36.70       36.97       37.25
     99-31          35.78       35.96       36.13       36.32       36.50
     99-31+         35.39       35.48       35.57       35.66       35.75

    100-00          35.00       35.00       35.00       35.00       35.00
    100-00+         34.61       34.52       34.43       34.34       34.25
    100-01          34.22       34.05       33.87       33.69       33.50
    100-01+         33.83       33.57       33.30       33.03       32.75
    100-02          33.44       33.09       32.74       32.37       32.00
    100-02+         33.05       32.61       32.17       31.72       31.25
    100-03          32.67       32.14       31.60       31.06       30.50
    100-03+         32.28       31.66       31.04       30.40       29.75

    100-04          31.89       31.18       30.47       29.75       29.00
    100-04+         31.50       30.71       29.91       29.09       28.25
    100-05          31.11       30.23       29.34       28.43       27.50
    100-05+         30.72       29.76       28.78       27.78       26.75
    100-06          30.34       29.28       28.21       27.12       26.01
    100-06+         29.95       28.80       27.65       26.47       25.26
    100-07          29.56       28.33       27.09       25.81       24.51
    100-07+         29.17       27.85       26.52       25.16       23.76

First Payment       0.042       0.042       0.042       0.042       0.042
Average Life        5.035       3.892       3.167       2.660       2.284
Last Payment       12.375       9.542       7.708       6.375       5.375
Mod.Dur. @ 100-00   3.849       3.138       2.645       2.278       1.995
Accrued Interest    0.000       0.000       0.000       0.000       0.000


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


POOL A

--------------------------------------------------------------------------------
Cut Off Date                                              2/22/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cut-off Principal Balance:                                $85,264,819.75
Number of Loans:                                          1,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lien Status:                                              1st and 2nd Lien Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance:                       $85,264,819.75
Aggregate Original Principal Balance:                     $85,321,560.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Gross Coupon:                            11.953%
Gross Coupon Range:                                       7.590% -  18.990%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Unpaid Principal Balance:                         $65,588.32
Average Original Principal Balance:                       $65,631.97
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Unpaid Principal Balance:                         $251,000.00
Minimum Unpaid Principal Balance:                         $10,541.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Original Principal Balance:                       $251,000.00
Minimum Original Principal Balance:                       $10,575.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Avg. Stated Rem. Term (LPD to Mat Date):         241.282 (1)
Stated Rem Term Range:                                    35.000 -  360.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Age:                                     0.258
Age Range:                                                0.000 -   16.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Original Term:                           241.541 (1)
Original Term Range:                                      36.000 -  360.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Weighted Average Combined LTV:                            79.037
Combined LTV Range:                                       11.630% - 112.250%
--------------------------------------------------------------------------------

(1) Balloons to balloon term

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                                  Percentage of
                                                                                 Aggregate         Cut-Off Date
        Gross Mortgage                                            Number of        Unpaid           Aggregate
         Interest Rate                                            Mortgage       Principal          Principal
             Range                                                  Loans         Balance            Balance

 7.50% (less than) Gross Coupon (less than or equal to)  7.75%          1           39,903.05          0.05
 9.25% (less than) Gross Coupon (less than or equal to)  9.50%          2          368,824.59          0.43
 9.50% (less than) Gross Coupon (less than or equal to)  9.75%          3          446,500.00          0.52
 9.75% (less than) Gross Coupon (less than or equal to) 10.00%         19        1,775,965.40          2.08
10.00% (less than) Gross Coupon (less than or equal to) 10.25%         35        3,091,092.75          3.63
10.25% (less than) Gross Coupon (less than or equal to) 10.50%         71        5,532,256.96          6.49
10.50% (less than) Gross Coupon (less than or equal to) 10.75%         67        5,592,385.25          6.56
10.75% (less than) Gross Coupon (less than or equal to) 11.00%        183       17,330,951.16         20.33
11.00% (less than) Gross Coupon (less than or equal to) 11.25%         66        5,329,640.73          6.25
11.25% (less than) Gross Coupon (less than or equal to) 11.50%        112        6,952,066.54          8.15
11.50% (less than) Gross Coupon (less than or equal to) 11.75%         70        4,901,489.32          5.75
11.75% (less than) Gross Coupon (less than or equal to) 12.00%        143        9,136,121.69         10.71
12.00% (less than) Gross Coupon (less than or equal to) 12.25%         40        2,185,486.13          2.56
12.25% (less than) Gross Coupon (less than or equal to) 12.50%         63        2,686,138.81          3.15
12.50% (less than) Gross Coupon (less than or equal to) 12.75%         45        2,169,482.29          2.54
12.75% (less than) Gross Coupon (less than or equal to) 13.00%         91        4,150,574.46          4.87
13.00% (less than) Gross Coupon (less than or equal to) 13.25%         27          984,799.26          1.15
13.25% (less than) Gross Coupon (less than or equal to) 13.50%         40        1,263,281.52          1.48
13.50% (less than) Gross Coupon (less than or equal to) 13.75%         14          418,241.02          0.49
13.75% (less than) Gross Coupon (less than or equal to) 14.00%         38        1,176,370.23          1.38
14.00% (less than) Gross Coupon (less than or equal to) 14.25%         11          348,614.59          0.41
14.25% (less than) Gross Coupon (less than or equal to) 14.50%          8          286,584.30          0.34
14.50% (less than) Gross Coupon (less than or equal to) 14.75%          3           81,100.00          0.10
14.75% (less than) Gross Coupon (less than or equal to) 15.00%         11          681,975.95          0.80
15.00% (less than) Gross Coupon (less than or equal to) 15.25%          4          112,664.67          0.13
15.25% (less than) Gross Coupon (less than or equal to) 15.50%          2           40,859.41          0.05
15.50% (less than) Gross Coupon (less than or equal to) 15.75%         14          740,879.85          0.87
15.75% (less than) Gross Coupon (less than or equal to) 16.00%         10          575,664.27          0.68
16.00% (less than) Gross Coupon (less than or equal to) 16.25%         96        6,137,033.57          7.20
16.25% (less than) Gross Coupon (less than or equal to) 16.50%          7          463,569.92          0.54
16.75% (less than) Gross Coupon (less than or equal to) 17.00%          2          160,000.00          0.19
17.50% (less than) Gross Coupon (less than or equal to) 18.00%          1           19,802.06          0.02
18.50% (less than) Gross Coupon (less than or equal to) 19.00%          1           84,500.00          0.10
------------------------------------------------------------------------------------------------------------
Total..........                                                     1,300  $    85,264,819.75        100.00%
============================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                                  ORIGINAL TERM

                                                                                         Percentage of
                                                                         Aggregate        Cut-Off Date
                                                         Number of        Unpaid           Aggregate
                                                          Mortgage       Principal         Principal
                Original Term                              Loans          Balance           Balance

 24 (less than) Orig. Term (less than or equal to)  36        5         342,112.38           0.40%
 48 (less than) Orig. Term (less than or equal to)  60       17         431,838.10           0.51%
 60 (less than) Orig. Term (less than or equal to)  72        2          70,690.00           0.08%
 72 (less than) Orig. Term (less than or equal to)  84       10         245,166.55           0.29%
 96 (less than) Orig. Term (less than or equal to) 108        3          88,233.46           0.10%
108 (less than) Orig. Term (less than or equal to) 120      127       4,933,911.37           5.79%
132 (less than) Orig. Term (less than or equal to) 144        2          77,000.00           0.09%
144 (less than) Orig. Term (less than or equal to) 156        1          24,859.45           0.03%
168 (less than) Orig. Term (less than or equal to) 180      529      31,260,949.62          36.66%
180 (less than) Orig. Term (less than or equal to) 192        1          75,600.00           0.09%
204 (less than) Orig. Term (less than or equal to) 216        3         159,330.00           0.19%
228 (less than) Orig. Term (less than or equal to) 240      359      23,057,399.81          27.04%
240 (less than) Orig. Term (less than or equal to) 252        1         125,000.00           0.15%
288 (less than) Orig. Term (less than or equal to) 300       20       1,587,191.66           1.86%
336 (less than) Orig. Term (less than or equal to) 348        3         473,425.00           0.56%
348 (less than) Orig. Term (less than or equal to) 360      217      22,312,112.35          26.17%
--------------------------------------------------------------------------------------------------
Total............                                         1,300  $   85,264,819.75         100.00%
==================================================================================================


                       REMAINING MONTHS TO STATED MATURITY

                                                                                         Percentage of
                                                                        Aggregate         Cut-Off Date
                                                       Number of          Unpaid           Aggregate
                                                        Mortgage         Principal          Principal
                Remaining Term                           Loans           Balance            Balance

 24 (less than) Rem Term (less than or equal to)  36         5          342,112.38           0.40%
 48 (less than) Rem Term (less than or equal to)  60        17          431,838.10           0.51%
 60 (less than) Rem Term (less than or equal to)  72         2           70,690.00           0.08%
 72 (less than) Rem Term (less than or equal to)  84        10          245,166.55           0.29%
 96 (less than) Rem Term (less than or equal to) 108         4          104,688.05           0.12%
108 (less than) Rem Term (less than or equal to) 120       126        4,917,456.78           5.77%
132 (less than) Rem Term (less than or equal to) 144         2           77,000.00           0.09%
144 (less than) Rem Term (less than or equal to) 156         1           24,859.45           0.03%
168 (less than) Rem Term (less than or equal to) 180       529       31,260,949.62          36.66%
180 (less than) Rem Term (less than or equal to) 192         1           75,600.00           0.09%
204 (less than) Rem Term (less than or equal to) 216         3          159,330.00           0.19%
228 (less than) Rem Term (less than or equal to) 240       359       23,057,399.81          27.04%
240 (less than) Rem Term (less than or equal to) 252         1          125,000.00           0.15%
288 (less than) Rem Term (less than or equal to) 300        20        1,587,191.66           1.86%
336 (less than) Rem Term (less than or equal to) 348         3          473,425.00           0.56%
348 (less than) Rem Term (less than or equal to) 360       217       22,312,112.35          26.17%
--------------------------------------------------------------------------------------------------
Total............                                        1,300   $   85,264,819.75         100.00%
==================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                              Percentage of
                                                                                   Aggregate   Cut-Off Date
                                                                   Number of         Unpaid      Aggregate
                                                                   Mortgage         Principal    Principal
               Original CLTV Ratio                                   Loans           Balance      Balance
 10.000 (less than) CLTV (less than or equal to)  15.000                 4          90,000.00       0.11
 15.000 (less than) CLTV (less than or equal to)  20.000                 3          82,000.00       0.10
 20.000 (less than) CLTV (less than or equal to)  25.000                 3         138,000.00       0.16
 25.000 (less than) CLTV (less than or equal to)  30.000                12         605,876.54       0.71
 30.000 (less than) CLTV (less than or equal to)  35.000                 9         351,193.67       0.41
 35.000 (less than) CLTV (less than or equal to)  40.000                10         448,500.00       0.53
 40.000 (less than) CLTV (less than or equal to)  45.000                17         888,486.41       1.04
 45.000 (less than) CLTV (less than or equal to)  50.000                27       1,445,125.76       1.69
 50.000 (less than) CLTV (less than or equal to)  55.000                30       1,813,934.40       2.13
 55.000 (less than) CLTV (less than or equal to)  60.000                38       1,907,435.05       2.24
 60.000 (less than) CLTV (less than or equal to)  65.000                70       4,731,934.35       5.55
 65.000 (less than) CLTV (less than or equal to)  70.000                75       5,130,867.79       6.02
 70.000 (less than) CLTV (less than or equal to)  75.000               134       8,556,838.56      10.04
 75.000 (less than) CLTV (less than or equal to)  80.000               240      17,395,588.27      20.40
 80.000 (less than) CLTV (less than or equal to)  85.000               256      16,685,250.63      19.57
 85.000 (less than) CLTV (less than or equal to)  90.000               204      17,854,302.60      20.94
 90.000 (less than) CLTV (less than or equal to)  95.000                19         643,977.48       0.76
 95.000 (less than) CLTV (less than or equal to) 100.000               147       6,456,102.30       7.57
100.000 (less than) CLTV (less than or equal to) 105.000                 1          22,951.35       0.03
110.000 (less than) CLTV (less than or equal to) 115.000                 1          16,454.59       0.02
---------------------------------------------------------------------------------------------------------
Total....................                                            1,300 $    85,264,819.75    100.00%
=========================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                           Percentage of
                                                                               Aggregate    Cut-Off Date
                        Original                               Number of        Unpaid       Aggregate
                      Mortgage Loan                             Mortgage       Principal     Principal
                    Principal Balance                            Loans          Balance       Balance

    10,000 (less than) Balance (less than or equal to)  15,000      35          469,321.41       0.55
    15,000 (less than) Balance (less than or equal to)  20,000      74        1,378,928.50       1.62
    20,000 (less than) Balance (less than or equal to)  25,000     106        2,489,512.98       2.92
    25,000 (less than) Balance (less than or equal to)  30,000     110        3,091,961.99       3.63
    30,000 (less than) Balance (less than or equal to)  35,000      91        3,021,047.93       3.54
    35,000 (less than) Balance (less than or equal to)  40,000     101        3,853,362.81       4.52
    40,000 (less than) Balance (less than or equal to)  45,000      68        2,922,364.65       3.43
    45,000 (less than) Balance (less than or equal to)  50,000      79        3,824,736.15       4.49
    50,000 (less than) Balance (less than or equal to)  55,000      55        2,906,484.52       3.41
    55,000 (less than) Balance (less than or equal to)  60,000      75        4,348,676.97       5.10
    60,000 (less than) Balance (less than or equal to)  65,000      44        2,768,416.84       3.25
    65,000 (less than) Balance (less than or equal to)  70,000      39        2,651,229.92       3.11
    70,000 (less than) Balance (less than or equal to)  75,000      48        3,481,751.37       4.08
    75,000 (less than) Balance (less than or equal to)  80,000      38        2,964,788.03       3.48
    80,000 (less than) Balance (less than or equal to)  85,000      33        2,755,589.54       3.23
    85,000 (less than) Balance (less than or equal to)  90,000      25        2,188,563.42       2.57
    90,000 (less than) Balance (less than or equal to)  95,000      17        1,570,512.74       1.84
    95,000 (less than) Balance (less than or equal to) 100,000      20        1,959,799.59       2.30
   100,000 (less than) Balance (less than or equal to) 105,000      14        1,446,380.61       1.70
   105,000 (less than) Balance (less than or equal to) 110,000      24        2,595,221.67       3.04
   110,000 (less than) Balance (less than or equal to) 115,000      18        2,031,647.82       2.38
   115,000 (less than) Balance (less than or equal to) 120,000      19        2,247,830.54       2.64
   120,000 (less than) Balance (less than or equal to) 125,000      14        1,725,636.06       2.02
   125,000 (less than) Balance (less than or equal to) 130,000       8        1,024,282.89       1.20
   130,000 (less than) Balance (less than or equal to) 135,000      13        1,725,600.00       2.02
   135,000 (less than) Balance (less than or equal to) 140,000      16        2,205,529.36       2.59
   140,000 (less than) Balance (less than or equal to) 145,000      11        1,575,640.16       1.85
   145,000 (less than) Balance (less than or equal to) 150,000       3          444,009.16       0.52
   150,000 (less than) Balance (less than or equal to) 200,000      66       11,401,579.92      13.37
   200,000 (less than) Balance (less than or equal to) 250,000      35        7,943,412.20       9.32
   250,000 (less than) Balance (less than or equal to) 300,000       1          251,000.00       0.29
-----------------------------------------------------------------------------------------------------
Total....................                                        1,300    $  85,264,819.75     100.00%
=====================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                              Percentage of
                                                                                 Aggregate     Cut-Off Date
                           Current                               Number of         Unpaid       Aggregate
                        Mortgage Loan                             Mortgage        Principal     Principal
                      Principal Balance                            Loans           Balance       Balance

    10,000 (less than) Balance (less than or equal to)   15,000      35          469,321.41       0.55
    15,000 (less than) Balance (less than or equal to)   20,000      75        1,398,883.86       1.64
    20,000 (less than) Balance (less than or equal to)   25,000     105        2,469,557.62       2.90
    25,000 (less than) Balance (less than or equal to)   30,000     110        3,091,961.99       3.63
    30,000 (less than) Balance (less than or equal to)   35,000      91        3,021,047.93       3.54
    35,000 (less than) Balance (less than or equal to)   40,000     101        3,853,362.81       4.52
    40,000 (less than) Balance (less than or equal to)   45,000      68        2,922,364.65       3.43
    45,000 (less than) Balance (less than or equal to)   50,000      79        3,824,736.15       4.49
    50,000 (less than) Balance (less than or equal to)   55,000      55        2,906,484.52       3.41
    55,000 (less than) Balance (less than or equal to)   60,000      75        4,348,676.97       5.10
    60,000 (less than) Balance (less than or equal to)   65,000      44        2,768,416.84       3.25
    65,000 (less than) Balance (less than or equal to)   70,000      39        2,651,229.92       3.11
    70,000 (less than) Balance (less than or equal to)   75,000      48        3,481,751.37       4.08
    75,000 (less than) Balance (less than or equal to)   80,000      38        2,964,788.03       3.48
    80,000 (less than) Balance (less than or equal to)   85,000      33        2,755,589.54       3.23
    85,000 (less than) Balance (less than or equal to)   90,000      25        2,188,563.42       2.57
    90,000 (less than) Balance (less than or equal to)   95,000      17        1,570,512.74       1.84
    95,000 (less than) Balance (less than or equal to)  100,000      20        1,959,799.59       2.30
   100,000 (less than) Balance (less than or equal to)  105,000      14        1,446,380.61       1.70
   105,000 (less than) Balance (less than or equal to)  110,000      24        2,595,221.67       3.04
   110,000 (less than) Balance (less than or equal to)  115,000      18        2,031,647.82       2.38
   115,000 (less than) Balance (less than or equal to)  120,000      19        2,247,830.54       2.64
   120,000 (less than) Balance (less than or equal to)  125,000      14        1,725,636.06       2.02
   125,000 (less than) Balance (less than or equal to)  130,000       8        1,024,282.89       1.20
   130,000 (less than) Balance (less than or equal to)  135,000      13        1,725,600.00       2.02
   135,000 (less than) Balance (less than or equal to)  140,000      16        2,205,529.36       2.59
   140,000 (less than) Balance (less than or equal to)  145,000      11        1,575,640.16       1.85
   145,000 (less than) Balance (less than or equal to)  150,000       3          444,009.16       0.52
   150,000 (less than) Balance (less than or equal to)  200,000      66       11,401,579.92      13.37
   200,000 (less than) Balance (less than or equal to)  250,000      35        7,943,412.20       9.32
   250,000 (less than) Balance (less than or equal to)  300,000       1          251,000.00       0.29
------------------------------------------------------------------------------------------------------
Total....................                                         1,300   $   85,264,819.75     100.00%
======================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                            Percentage of
                                            Aggregate       Cut-Off Date
                     Number of               Unpaid           Aggregate
                     Mortgage               Principal         Principal
     State             Loans                 Balance           Balance

Alabama                    2                 144,515.06         0.17
Arizona                    1                  29,000.00         0.03
Arkansas                   3                 139,542.45         0.16
Colorado                   2                  67,927.45         0.08
Connecticut               25               1,896,707.01         2.22
Delaware                  20               1,362,183.10         1.60
Florida                  152               9,528,520.55        11.18
Georgia                   50               3,493,016.20         4.10
Illinois                  70               5,050,933.41         5.92
Indiana                   25               1,279,368.85         1.50
Kentucky                   8                 554,575.90         0.65
Louisiana                  1                  90,000.00         0.11
Maryland                  36               1,841,229.65         2.16
Massachusetts             31               2,259,875.11         2.65
Michigan                  36               1,700,984.33         1.99
Minnesota                  1                  15,000.00         0.02
Mississippi                3                 166,000.00         0.19
Missouri                  11                 569,362.30         0.67
New Hampshire              4                 361,656.28         0.42
New Jersey               175              11,137,746.36        13.06
New York                 235              20,481,066.68        24.02
North Carolina            45               2,934,553.61         3.44
North Dakota               2                  78,000.00         0.09
Ohio                      68               3,804,776.96         4.46
Oklahoma                   1                  59,840.00         0.07
Oregon                     1                 172,000.00         0.20
Pennsylvania             189               9,275,452.08        10.88
Rhode Island               4                 532,294.27         0.62
South Carolina            19               1,197,969.47         1.40
Tennessee                 30               1,668,176.33         1.96
Vermont                    1                 185,000.00         0.22
Virginia                  45               2,836,275.89         3.33
Washington                 1                  63,830.95         0.07
West Virginia              1                  71,400.00         0.08
Wisconsin                  2                 216,039.50         0.25
--------------------------------------------------------------------------
Total...............   1,300        $     85,264,819.75       100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                              MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Mixed Use                         43         3,389,576.36       3.98
PUD                               18         1,090,448.29       1.28
Commercial                        13           890,500.00       1.04
Townhouses                        83         4,568,483.07       5.36
2-4 Family                       104         9,978,086.90      11.70
Condominiums                      45         2,301,819.61       2.70
Single Family Detached           984        62,408,126.70      73.19
Mobile Home                       10           637,778.82       0.75
--------------------------------------------------------------------------
Total...............           1,300  $     85,264,819.75     100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                        Aggregate          Cut-Off Date
                          Number of      Unpaid              Aggregate
                          Mortgage      Principal            Principal
                            Loans        Balance              Balance

Owner Occ.                  1,154       75,239,829.92          88.24
Investor                       81        5,368,042.06           6.30
Vacation/Second Home            9          376,871.41           0.44
Business                       56        4,280,076.36           5.02
--------------------------------------------------------------------------
Total..................     1,300 $     85,264,819.75         100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        762              65,668,060.45        77.02
2                        538              19,596,759.30        22.98
--------------------------------------------------------------------------
Total...............   1,300            $ 85,264,819.75       100.00%
==========================================================================



                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                            Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                 783    50,440,498.83          59.16
Partially Amortizing             517    34,824,320.92          40.84
--------------------------------------------------------------------------
Total..................        1,300  $ 85,264,819.75         100.00%
==========================================================================








THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


POOL B

--------------------------------------------------------------------------------
Cut Off Date                                              2/22/00

Cut-off Principal Balance:                                $13,659,115.27
Number of Loans:                                          80

Lien Status:                                              1st and 2nd Lien Loans

Aggregate Unpaid Principal Balance:                       $13,659,115.27
Aggregate Original Principal Balance:                     $13,662,942.00

Weighted Average Gross Coupon:                            13.435%
Gross Coupon Range:                                       10.240% -  16.500%

Average Unpaid Principal Balance:                         $170,738.94
Average Original Principal Balance:                       $170,786.78

Maximum Unpaid Principal Balance:                         $650,000.00
Minimum Unpaid Principal Balance:                         $15,000.00

Maximum Original Principal Balance:                       $650,000.00
Minimum Original Principal Balance:                       $15,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         210.638 (1)
Stated Rem Term Range:                                    84.000 -  360.000

Weighted Average Age:                                     0.239
Age Range:                                                0.000 -    4.000

Weighted Average Original Term:                           210.878 (1)
Original Term Range:                                      84.000 -  360.000

Weighted Average Combined LTV:                            73.500
Combined LTV Range:                                       38.080% - 100.000%
--------------------------------------------------------------------------------
(1) Balloons to balloon term








THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                                  Percentage of
                                                                                  Aggregate       Cut-Off Date
         Gross Mortgage                                           Number of         Unpaid          Aggregate
         Interest Rate                                             Mortgage        Principal        Principal
             Range                                                  Loans           Balance          Balance

10.00% (less than) Gross Coupon (less than or equal to) 10.25%          1          275,000.00          2.01
10.25% (less than) Gross Coupon (less than or equal to) 10.50%          2          155,000.00          1.13
10.50% (less than) Gross Coupon (less than or equal to) 10.75%          6        1,077,629.90          7.89
10.75% (less than) Gross Coupon (less than or equal to) 11.00%         13        1,896,565.50         13.88
11.00% (less than) Gross Coupon (less than or equal to) 11.25%          3          604,500.00          4.43
11.25% (less than) Gross Coupon (less than or equal to) 11.50%          3          647,448.86          4.74
11.50% (less than) Gross Coupon (less than or equal to) 11.75%          1          279,926.04          2.05
11.75% (less than) Gross Coupon (less than or equal to) 12.00%          5          635,500.00          4.65
12.00% (less than) Gross Coupon (less than or equal to) 12.25%          2          344,000.00          2.52
12.25% (less than) Gross Coupon (less than or equal to) 12.50%          7          511,274.05          3.74
12.50% (less than) Gross Coupon (less than or equal to) 12.75%          3          323,917.12          2.37
12.75% (less than) Gross Coupon (less than or equal to) 13.00%         11        1,276,345.24          9.34
13.00% (less than) Gross Coupon (less than or equal to) 13.25%          1           61,000.00          0.45
13.50% (less than) Gross Coupon (less than or equal to) 13.75%          2          204,681.00          1.50
13.75% (less than) Gross Coupon (less than or equal to) 14.00%          1           56,827.56          0.42
14.25% (less than) Gross Coupon (less than or equal to) 14.50%          1           46,500.00          0.34
14.75% (less than) Gross Coupon (less than or equal to) 15.00%          1          145,000.00          1.06
15.75% (less than) Gross Coupon (less than or equal to) 16.00%          2          649,000.00          4.75
16.00% (less than) Gross Coupon (less than or equal to) 16.25%         14        4,019,000.00         29.42
16.25% (less than) Gross Coupon (less than or equal to) 16.50%          1          450,000.00          3.29
------------------------------------------------------------------------------------------------------------
Total..........                                                        80   $   13,659,115.27        100.00%
============================================================================================================



                                  ORIGINAL TERM

                                                                                        Percentage of
                                                                        Aggregate       Cut-Off Date
                                                         Number of         Unpaid           Aggregate
                                                         Mortgage        Principal         Principal
        Original Term                                      Loans          Balance           Balance

 72 (less than) Orig. Term (less than or equal to)  84        1         355,000.00           2.60%
108 (less than) Orig. Term (less than or equal to) 120        1         149,308.86           1.09%
168 (less than) Orig. Term (less than or equal to) 180       42       8,667,362.33          63.45%
228 (less than) Orig. Term (less than or equal to) 240       24       2,835,835.52          20.76%
288 (less than) Orig. Term (less than or equal to) 300        1          44,000.00           0.32%
348 (less than) Orig. Term (less than or equal to) 360       11       1,607,608.56          11.77%
--------------------------------------------------------------------------------------------------
Total............                                            80   $  13,659,115.27         100.00%
==================================================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

                       REMAINING MONTHS TO STATED MATURITY

                                                                                       Percentage of
                                                                       Aggregate        Cut-Off Date
                                                       Number of        Unpaid            Aggregate
                                                       Mortgage        Principal          Principal
                   Remaining Term                        Loans          Balance            Balance

 72 (less than) Rem Term (less than or equal to)  84         1          355,000.00           2.60%
108 (less than) Rem Term (less than or equal to) 120         1          149,308.86           1.09%
168 (less than) Rem Term (less than or equal to) 180        42        8,667,362.33          63.45%
228 (less than) Rem Term (less than or equal to) 240        24        2,835,835.52          20.76%
288 (less than) Rem Term (less than or equal to) 300         1           44,000.00           0.32%
348 (less than) Rem Term (less than or equal to) 360        11        1,607,608.56          11.77%
--------------------------------------------------------------------------------------------------
Total............                                           80    $  13,659,115.27         100.00%
==================================================================================================


                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                               Percentage of
                                                                                  Aggregate    Cut-Off Date
                                                                   Number of        Unpaid       Aggregate
                                                                   Mortgage        Principal     Principal
             Original CLTV Ratio                                     Loans          Balance       Balance

 35.000 (less than) CLTV (less than or equal to)  40.000                 2         900,000.00       6.59
 40.000 (less than) CLTV (less than or equal to)  45.000                 1         150,000.00       1.10
 45.000 (less than) CLTV (less than or equal to)  50.000                 4         919,000.00       6.73
 50.000 (less than) CLTV (less than or equal to)  55.000                 1          47,000.00       0.34
 55.000 (less than) CLTV (less than or equal to)  60.000                 3       1,200,000.00       8.79
 60.000 (less than) CLTV (less than or equal to)  65.000                 4         689,000.00       5.04
 65.000 (less than) CLTV (less than or equal to)  70.000                 7       1,595,000.00      11.68
 70.000 (less than) CLTV (less than or equal to)  75.000                 8       1,167,574.82       8.55
 75.000 (less than) CLTV (less than or equal to)  80.000                 6         639,100.00       4.68
 80.000 (less than) CLTV (less than or equal to)  85.000                15       2,060,249.93      15.08
 85.000 (less than) CLTV (less than or equal to)  90.000                19       2,991,159.38      21.90
 90.000 (less than) CLTV (less than or equal to)  95.000                 5         923,356.81       6.76
 95.000 (less than) CLTV (less than or equal to) 100.000                 5         377,674.33       2.76
---------------------------------------------------------------------------------------------------------
Total....................                                               80  $   13,659,115.27     100.00%
=========================================================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------

                         ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                               Percentage of
                                                                                  Aggregate    Cut-Off Date
            Original                                               Number of       Unpaid        Aggregate
          Mortgage Loan                                            Mortgage       Principal      Principal
        Principal Balance                                            Loans         Balance        Balance

    10,000 (less than) Balance (less than or equal to)    15,000       1           15,000.00       0.11
    25,000 (less than) Balance (less than or equal to)    30,000       1           28,700.00       0.21
    30,000 (less than) Balance (less than or equal to)    35,000       2           65,890.16       0.48
    40,000 (less than) Balance (less than or equal to)    45,000       2           87,439.69       0.64
    45,000 (less than) Balance (less than or equal to)    50,000       5          241,993.82       1.77
    55,000 (less than) Balance (less than or equal to)    60,000       3          172,727.56       1.26
    60,000 (less than) Balance (less than or equal to)    65,000       6          373,005.31       2.73
    65,000 (less than) Balance (less than or equal to)    70,000       3          205,432.72       1.50
    70,000 (less than) Balance (less than or equal to)    75,000       5          368,568.74       2.70
    75,000 (less than) Balance (less than or equal to)    80,000       2          160,000.00       1.17
    80,000 (less than) Balance (less than or equal to)    85,000       1           83,250.00       0.61
    85,000 (less than) Balance (less than or equal to)    90,000       2          180,000.00       1.32
    90,000 (less than) Balance (less than or equal to)    95,000       1           94,000.00       0.69
    95,000 (less than) Balance (less than or equal to)   100,000       3          300,000.00       2.20
   100,000 (less than) Balance (less than or equal to)   105,000       1          104,000.00       0.76
   105,000 (less than) Balance (less than or equal to)   110,000       1          110,000.00       0.81
   110,000 (less than) Balance (less than or equal to)   115,000       4          457,430.11       3.35
   120,000 (less than) Balance (less than or equal to)   125,000       1          120,140.00       0.88
   125,000 (less than) Balance (less than or equal to)   130,000       1          129,000.00       0.94
   130,000 (less than) Balance (less than or equal to)   135,000       1          130,422.36       0.95
   135,000 (less than) Balance (less than or equal to)   140,000       1          140,000.00       1.02
   140,000 (less than) Balance (less than or equal to)   145,000       1          145,000.00       1.06
   145,000 (less than) Balance (less than or equal to)   150,000       4          599,308.86       4.39
   150,000 (less than) Balance (less than or equal to)   200,000       1          165,000.00       1.21
   200,000 (less than) Balance (less than or equal to)   250,000       2          500,000.00       3.66
   250,000 (less than) Balance (less than or equal to)   300,000      11        3,051,376.04      22.34
   300,000 (less than) Balance (less than or equal to)   350,000       6        1,978,429.90      14.48
   350,000 (less than) Balance (less than or equal to)   400,000       3        1,133,000.00       8.29
   400,000 (less than) Balance (less than or equal to)   450,000       3        1,295,000.00       9.48
   550,000 (less than) Balance (less than or equal to)   600,000       1          575,000.00       4.21
   600,000 (less than) Balance (less than or equal to)   650,000       1          650,000.00       4.76
--------------------------------------------------------------------------------------------------------
Total....................                                             80    $  13,659,115.27     100.00%
========================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                              Percentage of
                                                                                 Aggregate    Cut-Off Date
             Current                                              Number of       Unpaid        Aggregate
          Mortgage Loan                                           Mortgage       Principal      Principal
        Principal Balance                                           Loans         Balance        Balance

    10,000 (less than) Balance (less than or equal to)    15,000       1           15,000.00       0.11
    25,000 (less than) Balance (less than or equal to)    30,000       1           28,700.00       0.21
    30,000 (less than) Balance (less than or equal to)    35,000       2           65,890.16       0.48
    40,000 (less than) Balance (less than or equal to)    45,000       2           87,439.69       0.64
    45,000 (less than) Balance (less than or equal to)    50,000       5          241,993.82       1.77
    55,000 (less than) Balance (less than or equal to)    60,000       3          172,727.56       1.26
    60,000 (less than) Balance (less than or equal to)    65,000       6          373,005.31       2.73
    65,000 (less than) Balance (less than or equal to)    70,000       3          205,432.72       1.50
    70,000 (less than) Balance (less than or equal to)    75,000       5          368,568.74       2.70
    75,000 (less than) Balance (less than or equal to)    80,000       2          160,000.00       1.17
    80,000 (less than) Balance (less than or equal to)    85,000       1           83,250.00       0.61
    85,000 (less than) Balance (less than or equal to)    90,000       2          180,000.00       1.32
    90,000 (less than) Balance (less than or equal to)    95,000       1           94,000.00       0.69
    95,000 (less than) Balance (less than or equal to)   100,000       3          300,000.00       2.20
   100,000 (less than) Balance (less than or equal to)   105,000       1          104,000.00       0.76
   105,000 (less than) Balance (less than or equal to)   110,000       1          110,000.00       0.81
   110,000 (less than) Balance (less than or equal to)   115,000       4          457,430.11       3.35
   120,000 (less than) Balance (less than or equal to)   125,000       1          120,140.00       0.88
   125,000 (less than) Balance (less than or equal to)   130,000       1          129,000.00       0.94
   130,000 (less than) Balance (less than or equal to)   135,000       1          130,422.36       0.95
   135,000 (less than) Balance (less than or equal to)   140,000       1          140,000.00       1.02
   140,000 (less than) Balance (less than or equal to)   145,000       1          145,000.00       1.06
   145,000 (less than) Balance (less than or equal to)   150,000       4          599,308.86       4.39
   150,000 (less than) Balance (less than or equal to)   200,000       1          165,000.00       1.21
   200,000 (less than) Balance (less than or equal to)   250,000       2          500,000.00       3.66
   250,000 (less than) Balance (less than or equal to)   300,000      11        3,051,376.04      22.34
   300,000 (less than) Balance (less than or equal to)   350,000       6        1,978,429.90      14.48
   350,000 (less than) Balance (less than or equal to)   400,000       3        1,133,000.00       8.29
   400,000 (less than) Balance (less than or equal to)   450,000       3        1,295,000.00       9.48
   550,000 (less than) Balance (less than or equal to)   600,000       1          575,000.00       4.21
   600,000 (less than) Balance (less than or equal to)   650,000       1          650,000.00       4.76
--------------------------------------------------------------------------------------------------------
Total....................                                             80    $  13,659,115.27     100.00%
========================================================================================================

THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                             Aggregate      Cut-Off Date
                     Number of                Unpaid         Aggregate
                     Mortgage                Principal       Principal
     State             Loans                  Balance         Balance

Connecticut                2                 712,600.00         5.22
Florida                    2                 285,200.00         2.09
Georgia                    5               1,152,400.00         8.44
Illinois                   6                 735,890.16         5.39
Maryland                   1                 100,000.00         0.73
Massachusetts              1                 100,000.00         0.73
Michigan                   2                 161,417.12         1.18
New Jersey                19               2,895,490.49        21.20
New York                  25               3,826,462.42        28.01
Ohio                       5               1,395,422.36        10.22
Pennsylvania               4                 956,000.00         7.00
Vermont                    1                 150,000.00         1.10
Virginia                   6                 906,032.72         6.63
Wisconsin                  1                 282,200.00         2.07
--------------------------------------------------------------------------
Total...............      80            $ 13,659,115.27       100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------




                              MORTGAGED PROPERTIES


                                                           Percentage of
                                              Aggregate    Cut-Off Date
                             Number of         Unpaid        Aggregate
                             Mortgage         Principal      Principal
                               Loans           Balance        Balance

Mixed Use                          6         1,625,000.00      11.90
PUD                                2           350,500.00       2.57
Commercial                         3         1,009,000.00       7.39
Townhouses                         4           600,627.56       4.40
2-4 Family                        11         1,482,395.28      10.85
Condominiums                       1           150,000.00       1.10
Single Family Detached            52         8,041,592.43      58.87
5+ Family                          1           400,000.00       2.93
--------------------------------------------------------------------------
Total...............              80     $  13,659,115.27     100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY


                                                           Percentage of
                                         Aggregate         Cut-Off Date
                          Number of       Unpaid             Aggregate
                          Mortgage       Principal           Principal
                            Loans         Balance             Balance

Owner Occ.                     67       10,300,115.27          75.41
Investor                        3          650,000.00           4.76
Vacation/Second Home            1           75,000.00           0.55
Business                        9        2,634,000.00          19.28
--------------------------------------------------------------------------
Total..................        80 $     13,659,115.27         100.00%
==========================================================================


THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES

ABFS Mortgage Loan Trust 2000-1
Mortgage-Backed Notes, Series 2000-1
$ [235,000,000]
--------------------------------------------------------------------------------


                                  LIEN SUMMARY


                                                           Percentage of
                                             Aggregate      Cut-Off Date
                      Number of               Unpaid         Aggregate
                      Mortgage               Principal       Principal
                        Loans                 Balance         Balance

1                         22               7,632,805.94        55.88
2                         58               6,026,309.33        44.12
--------------------------------------------------------------------------
Total...............      80            $  13,659,115.27      100.00%
==========================================================================






                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    Amortization               Loans       Balance            Balance

Fully Amortizing                  44     5,315,617.08          38.92
Partially Amortizing              36     8,343,498.19          61.08
--------------------------------------------------------------------------
Total..................           80  $ 13,659,115.27         100.00%
==========================================================================








THIS TERMSHEET SUPERSEDES ANY PREVIOUS TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

[GRAPHIC OMITTED] PRUDENTIAL
                  SECURITIES